RESIDENTIAL FUNDING CORPORATION    SUPPLEMENTAL COMPUTATIONAL MATERIALS FOR RAMP
RAMP 2002-RZ1                                                           2002-RZ1
________________________________________________________________________________



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                 SUPPLEMENTAL NEW ISSUE COMPUTATIONAL MATERIALS
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                       [GRAPHIC OMITTED][GRAPHIC OMITTED]


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                           $445,000,000 (APPROXIMATE)
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                           RAMP SERIES 2002-RZ1 TRUST

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                    RESIDENTIAL ASSET MORTGAGE PRODUCT, INC.
                                    DEPOSITOR

                         RESIDENTIAL FUNDING CORPORATION
                           SELLER AND MASTER SERVICER
--------------------------------------------------------------------------------

       The following is a preliminary Term Sheet. All terms and statements are subject to change.




                                 AS UNDERWRITER



                                FEBRUARY 13, 2002


________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL FUNDING CORPORATION    SUPPLEMENTAL COMPUTATIONAL MATERIALS FOR RAMP
RAMP 2002-RZ1                                                           2002-RZ1
________________________________________________________________________________



STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
--------------------------------------------------------------------------------
The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.


________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL FUNDING CORPORATION    SUPPLEMENTAL COMPUTATIONAL MATERIALS FOR RAMP
RAMP 2002-RZ1                                                           2002-RZ1
________________________________________________________________________________


ASSUMPTIONS TO THE TABLE:

Class: A-I
CPR:  4% building to 22% in 12 months, and remaining constant at 22% thereafter
Losses: none
WAL:  0.90 years, to call


      PERIOD      NWAC            PERIOD     NWAC <== after IO interest

          1                         56
                 7.37                       8.41
          2                         57
                 7.36                       8.41
          3                         58
                 7.35                       8.41
          4                         59
                 7.34                       8.41
          5                         60
                 7.32                       8.41
          6                         61
                 7.31                       8.41
          7                         62
                 7.42                       8.41
          8                         63
                 7.41                       8.41
          9                         64
                 7.39                       8.41
         10                         65
                 7.36                       8.41
         11                         66
                 7.34                       8.41
         12                         67
                 7.32                       8.41
         13                         68
                 7.45                       8.41
         14                         69
                 7.42                       8.41
         15                         70
                 7.40                       8.41
         16                         71
                 7.38                       8.41
         17                         72
                 7.36                       8.41
         18                         73
                 7.34                       8.41
         19                         74
                 7.45                       8.41
         20                         75
                 7.43                       8.41
         21                         76
                 7.41                       8.41
         22                         77
                 7.39                       8.41
         23                         78
                 7.36                       8.41
         24                         79
                 7.34                       8.41
         25                         80
                 7.65                       8.41
         26                         81
                 7.63                       8.41
         27                         82
                 7.62                       8.41
         28                         83
                 7.60                       8.41
         29                         84
                 7.58                       8.41
         30                         85
                 7.56                       8.41
         31                         86
                 8.41                       8.41
         32                         87
                 8.41                       8.41
         33                         88
                 8.41                       8.41
         34                         89
                 8.41                       8.41
         35                         90
                 8.41                       8.41
         36                         91
                 8.41                       8.41
         37                         92
                 8.41                       8.41
         38                         93
                 8.41                       8.41
         39                         94
                 8.41                       8.41
         40                         95
                 8.41                       8.41
         41                         96
                 8.41                       8.41
         42                         97
                 8.41                       8.41
         43                         98
                 8.41                       8.41
         44                         99
                 8.41                       8.41
         45                        100
                 8.41                       8.41
         46                        101
                 8.41                       8.41
         47                        102
                 8.41                       8.41
         48                        103
                 8.41                       8.41
         49                        104
                 8.41                       8.41
         50                        105
                 8.41                       8.41
         51                        106
                 8.41                       8.41
         52                        107
                 8.41                       8.41
         53                        108
                 8.41                       8.41
         54                        109
                 8.41                       8.41
         55                        110
                 8.41                       8.41




________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER